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                                                                   Exhibit 10.24


                             BARNEYS NEW YORK, INC.

                   STOCK OPTION PLAN FOR NONEMPLOYEE DIRECTORS

1.       PURPOSES

                  Barneys New York, Inc., a Delaware corporation (the "Company"), desires to attract and retain the services of outstanding nonemployee directors by affording them an opportunity to acquire a proprietary interest in the Company through awards of options ("Options") exercisable to purchase shares of Common Stock (as defined below), and thus to create in such directors an increased interest in and a greater concern for the welfare of the Company and its subsidiaries.

                  The Options offered pursuant to this Barneys New York, Inc. Stock Option Plan for Nonemployee Directors (the "Plan") are a matter of separate inducement and are not in lieu of any other compensation for the services of any director.

                  The Options granted under the Plan are intended to be options that do not meet the requirements for incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

                  As used in the Plan, the term "parent corporation" and "subsidiary corporation" shall mean a corporation coming within the definition of such terms contained in Sections 424(e) and 424(f) of the Code, respectively.

2.       STOCK SUBJECT TO THE PLAN

                  Options granted under the Plan shall be exercisable for shares of the Company's common stock, par value $0.01 per share ("Common Stock").

                  The total number of shares of Common Stock authorized for issuance under the Plan upon the exercise of Options (the "Shares"), shall not exceed, in the aggregate, 300,000 of the currently authorized shares of Common Stock of the Company, such number to be subject to adjustment in accordance with
Section 13 of the Plan.

                  Shares available for issuance under the Plan may be either authorized but unissued Shares, Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that Options granted under the Plan expire or terminate without having been exercised, the Shares covered by such expired or terminated Options may again be subject to an Option under the Plan.

3.       EFFECTIVE DATE AND TERM OF THE PLAN

                  The Plan shall become effective at 5:00 p.m., New York City time, on March 11, 1999 (the "Effective Date"). The Plan shall terminate at the close of business


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on March 10, 2009 (the "Termination Date"), unless sooner terminated in accordance with its terms.

4.       ADMINISTRATION

                  The Plan shall be administered by the Board of Directors of the Company (the "Board of Directors"), which may designate from among its members a committee to exercise all power and authority of the Board of Directors at any time and from time to time to administer the Plan. References herein to the Board of Directors shall be deemed to include references to any such committee, except as the context otherwise requires. Subject to the express provisions of the Plan, the Board of Directors shall have authority to construe the Plan and the Options granted hereunder, to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other ministerial determinations necessary or advisable for administering the Plan.

                  The determination of the Board of Directors on matters referred to in this Section 4 shall be conclusive.

5.       ELIGIBILITY

                  Each member of the Board of Directors who is not an employee of the Company or any subsidiary corporation or parent corporation of the Company or of a management company providing management services to the Company shall be eligible to be granted Options under the Plan ("Eligible Directors").

6.       OPTION GRANTS

                  On the Effective Date, each Eligible Director then in office shall automatically be granted an Option to purchase 5,000 Shares (subject to adjustment as provided in Section 13). Future Eligible Directors shall automatically be granted an Option to purchase 5,000 Shares (subject to adjustment as provided in Section 13) upon their initial appointment or election to the Board of Directors. On the date of each annual meeting of stockholders of the Company which takes place after the initial grant, each Eligible Director may, at the discretion of the Board of Directors, be granted an Option to purchase additional Shares (subject to adjustment as provided in Section 13), provided such holder is an Eligible Director in office immediately following such annual meeting. Each Option granted to an Eligible Director pursuant to the Plan shall be evidenced by a written agreement between the Company and such Eligible Director. Any Eligible Director entitled to receive an Option grant pursuant to the Plan may elect to decline the Option.

7.       OPTION PRICE AND PAYMENT

                  The price for each Share purchasable upon exercise of any Option granted hereunder shall be an amount equal to the fair market value per Share on the date of


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grant. For purposes of the Plan, fair market value per share with respect to any date of determination, means:

                (i) if the Shares are listed or admitted to trading on a national securities exchange in the United States or reported through the NASDAQ Stock Market ("NASDAQ"), then the closing sale price on such exchange or NASDAQ on such date or, if no trading occurred or quotations were available on such date, then on the closest preceding date on which the Shares were traded or quoted; or

                (ii) if not so listed or reported but a regular, active public market for the Shares exists (as determined in the sole discretion of the Board of Directors, whose decision shall be conclusive and binding), then the average of the closing bid and ask quotations per Share in the over-the-counter market for such Shares in the United States on such date or, if no such quotations are available on such date, then on the closest date preceding such date. For purposes of the foregoing, a market in which trading is sporadic and the ask quotations generally exceed the bid quotations by more than 15% shall not be deemed to be a "regular, active public market."

                  If the Board of Directors determines that a regular, active public market does not exist for the Shares, the Board of Directors shall determine the fair market value of the Shares in its good faith judgment based on the total number of shares of Common Stock then outstanding, taking into account all outstanding options, warrants, rights or other securities exercisable or exchangeable for, or convertible into, shares of Common Stock.

                  Upon the exercise of an Option granted hereunder, the Company shall cause the purchased Shares to be issued only when it shall have received the full purchase price therefor in cash. In lieu of cash, the holder of an Option may, to the extent permitted by applicable law, exercise an Option in whole or in part, by delivering to the Company shares of Common Stock (in proper form for transfer) owned by such holder having a fair market value equal to the cash exercise price applicable to that portion of the Option being exercised by the delivery of such shares. In lieu of the actual delivery to the Company of such shares of Common Stock, the holder of an Option may exercise an Option by providing the Company with a notarized statement attesting to the number of shares of Common Stock owned which are intended to be exchanged and, if the stock certificates representing such shares are held by the option holder, with such certificate numbers, and upon receipt of such notarized statement and upon verification of the existence of such shares, the Company shall cause to be issued to the option holder only the number of incremental Shares to which the option holder is entitled upon exercise of the Option. The fair market value per Share of shares so delivered by the option holder to the Company shall be determined as of the date immediately preceding the date on which


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the Option is exercised in accordance with this Section 7, or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations.

8.       TERMS OF OPTIONS AND LIMITATIONS ON THE RIGHT OF EXERCISE

        Any Option granted to an Eligible Director shall be exercisable, on a cumulative basis, for a period commencing on the date of grant and ending ten
(10) years after the date of grant of such Option as follows:

        (a) up to one half of the total number of Shares subject to an Option may be exercised as of the date of grant of an Option; and

        (b) the balance of the total number of Shares subject to an Option may be exercised as of the first anniversary of the date of grant of an Option, provided such holder is an Eligible Director on such date.

        To the extent that an Option is not exercised within the period of exercisability specified therein, it shall expire as to the then unexercised part.

        In no event shall an Option granted hereunder be exercised for a fraction of a Share or for less than one hundred Shares (unless the number purchased is the total balance for which the Option is then exercisable).

        A person entitled to receive Shares upon the exercise of an Option shall not have the rights of a stockholder with respect to such Shares until the date of issuance of a stock certificate to him or her for such Shares; provided, however, that until such stock certificate is issued, any holder of an Option using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares of Common Stock.

        Each Eligible Director shall agree not to sell or otherwise dispose of Shares acquired pursuant to an Option for a period of six (6) months following the date of grant of such Option.

9.       TERMINATION OF DIRECTORSHIP

        If an Eligible Director's service as a director of the Company is terminated, any Option previously granted to such Eligible Director shall, to the extent not theretofore exercised, terminate and become null and void; provided, however, that:

        (a) if an Eligible Director holding an outstanding Option dies, including during either the seven (7) month or one (1) year period, whichever is applicable, specified in clause (b) immediately below, such Option shall, to the extent exercisable on the date of death and not theretofore exercised, remain exercisable for one (1) year after such Eligible Director's death, by such Eligible Director's legatee, distributee, guardian or legal or personal representative; and


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        (b) if the service of an Eligible Director holding an outstanding Option is terminated by reason of (i) such Eligible Director's disability (as described in Section 22(e)(3) of the Code), (ii) voluntary retirement from service as a director of the Company or (iii) failure of the Company to nominate for re-election such Eligible Director who is otherwise eligible, except if such failure to nominate for re-election is due to any act of (A) fraud or intentional misrepresentation or (B) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any subsidiary corporation or parent corporation of the Company (in which case, such Option shall terminate and no longer be exercisable), such Option shall, to the extent exercisable on the date of such termination and not therefore exercised, remain exercisable at any time up to and including (X) seven (7) months after the date of such termination of service in the case of termination by reason of voluntary retirement or failure of the Company to nominate for re-election such Eligible Director who is otherwise eligible, subject to the above exceptions thereto stated in this clause (b), and (Y) one (1) year after the date of termination of service in the case of termination by reason of disability.

        None of the events described above shall extend the period of exercisability of an Option beyond the expiration date thereof. If an Option granted hereunder shall be exercised by the legal representative of a deceased Eligible Director or former Eligible Director, or by a person who acquired an Option granted hereunder by bequest or inheritance or by reason of the death of any Eligible Director or former Eligible Director, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option.

10.      EXERCISE OF OPTIONS

        Subject to the express provisions of the Plan, Options granted under the Plan shall be exercised by the optionee as to all or part of the Shares covered thereby by the giving of written notice of the exercise thereof to the Corporate Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased, the proposed form of payment and specifying a business day not more than ten (10) days from the date such notice is given for the payment of the purchase price against delivery of the Shares being purchased. Subject to the terms of Sections 15, 16 and 17 hereof, the Company shall cause certificates for the Shares so purchased to be delivered at the principal business office of the Company, against payment of the full purchase price, on the date specified in the notice of exercise.

11.      USE OF PROCEEDS

        The cash proceeds of the sale of Shares subject to the Options granted hereunder are to be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors shall determine.


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12.      NON-TRANSFERABILITY OF OPTIONS

        An Option granted hereunder shall not be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and any Option granted hereunder shall be exercisable, during the lifetime of such holder, only by such holder. Except to the extent provided above, Options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

13.      ADJUSTMENT OF SHARES; CHANGE IN CONTROL

        Notwithstanding any other provision contained herein, in the event of any change in the Shares subject to the Plan or to any Option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or other like change in the capital structure of the Company), an adjustment shall be made to each outstanding Option such that each such Option shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Shares subject to such Option had such Option been exercised in full immediately prior to such change, and such an adjustment shall be made successively each time any such change shall occur. The term "Shares" after any such change shall refer to the securities, cash and/or property then receivable upon exercise of an Option. In addition, in the event of any such change, the Board of Directors shall make any further adjustment to the maximum number of Shares which may be acquired under the Plan pursuant to the exercise of Options and the number of Shares and price per Share subject to outstanding Options as shall be equitable to prevent dilution or enlargement of rights under such Options, and the determination of the Board of Directors as to these matters shall be conclusive and binding on the optionee.

        In the event of a "change in control" of the Company, all then outstanding Options shall immediately become exercisable. For purposes of the Plan, a "change in control" of the Company shall occur if (a) any person or other entity (other than any of the Company's subsidiaries, Bay Harbour Management L.C. and Whippoorwill Associates, Inc. and their affiliates), including any person as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner, as defined in Rule 13d-3 of the Exchange Act, directly or indirectly, of more than fifty percent (50%) of the total combined voting power of all classes of capital stock of the Company normally entitled to vote for the election of directors of the Company (the "Voting Stock"), (b) the Board of Directors approves the sale of all or substantially all of the property or assets of the Company, (c) the Board of Directors approves a consolidation or merger of the Company with another corporation (other than with any of the Company's subsidiaries), the consummation of which would result in the stockholders of the Company immediately before the occurrence of the consolidation or merger owning, in the aggregate, less than 50% of the Voting Stock of the surviving entity, or (d) a change in the Board of Directors occurs with the result that the members of the Board of Directors on the date hereof (the "Incumbent Directors") no longer constitute a majority of such Board of Directors,


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provided that any person becoming a director whose election or nomination for election was supported by a majority of the Incumbent Directors shall be considered an Incumbent Director for purposes hereof.

        Upon the occurrence of a transaction described in clauses (b) or (c) of the preceding paragraph, each Option outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each Share subject to such Option, an amount equal to the excess of the fair market value of such Shares immediately prior to the occurrence of such transaction over the exercise price per Share of such Option; such amount shall be payable in the kinds of property payable in such transaction. The provisions contained in the preceding sentence shall be inapplicable to an Option granted within six (6) months before the occurrence of a change in control if the holder of such Option is subject to the reporting requirements of Section 16(a) of the Exchange Act and no exemption from liability under Section 16(b) is otherwise available to such holder.

14.      RIGHT TO TERMINATE SERVICE

        The Plan shall not impose any obligation on the Company or on any subsidiary corporation or parent corporation thereof to continue the service of any Eligible Director holding Options and shall not impose any obligation on the part of any Eligible Director holding Options to remain in the service of the Company or of any subsidiary corporation or parent corporation thereof.

15.      PURCHASE FOR INVESTMENT

        Except as hereinafter provided, the Board of Directors may require the holder of an Option granted hereunder, as a condition to exercise of such Option in the event the Shares subject to such Option are not registered pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, to execute and deliver to the Company a written statement, in form satisfactory to the Board of Directors, in which such holder (a) represents and warrants that such holder is purchasing or acquiring the Shares acquired thereunder for such holder's own account, for investment only and not with a view to the resale or distribution thereof in violation of any federal or state securities laws, and (b) agrees that any subsequent resale or distribution of any of such Shares shall be made only pursuant to either (i) an effective registration statement under the Securities Act covering such Shares and under applicable state securities laws or (ii) specific exemptions from the registration requirements of the Securities Act and any applicable state securities laws, based on a written opinion of counsel, in form and substance satisfactory to counsel for the Company, as to the application thereto of any such exemptions.

        Nothing herein shall be construed as requiring the Company to register Shares subject to any Option under the Securities Act or any state securities law and, to the extent deemed necessary by the Company, Shares issued upon exercise of an Option


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may contain a legend to the effect that registration rights have not been granted with respect to such Shares.

16.      ISSUANCE OF STOCK CERTIFICATES; LEGENDS; PAYMENT OF EXPENSES

        Upon any exercise of an Option granted hereunder and payment of the purchase price therefor, a certificate or certificates representing the Shares shall be issued by the Company in the name of the person exercising the Option and shall be delivered to or upon the order of such person.

        The Company may endorse such legend or legends upon the certificates for Shares issued pursuant to the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as the Board of Directors, in its sole discretion, determines to be necessary or appropriate to
(a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act or (b) implement the provisions of the Plan and any agreement between the Company and the optionee with respect to such Shares.

        The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer, and fees and expenses that may be necessitated by the filing or amending of a registration statement under the Securities Act with respect to such Shares.

        All Shares issued as provided herein shall be fully paid and nonassessable to the extent permitted by law.

17.      WITHHOLDING TAXES

        The Company shall require an Eligible Director exercising an Option to pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company shall have no obligation to issue, and the Eligible Director shall have no right to receive, the Shares subject to such Option.

18.      LISTING OF SHARES AND RELATED MATTERS

        If at any time the Board of Directors shall determine that the listing, registration or qualification of the Shares subject to such Option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of, or in connection with, the granting of an Option, or the issuance of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.


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19.      AMENDMENT OF THE PLAN

        The Board of Directors may, from time to time, amend the Plan; provided, however, that (i) no amendment shall become effective without the approval of the stockholders of the Company to the extent that stockholder approval is required in order to comply with Rule 16b-3 (or any successor provision) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) no provision of the Plan addressing eligibility to participate in the Plan or the amount, price or timing of Options to be granted under the Plan may be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder. The rights and obligations under any Option granted before amendment of the Plan or any unexercised portion of such Option shall not be adversely affected by amendment of the Plan or the Option without the consent of the holder of such Option.

20.      TERMINATION OR SUSPENSION OF THE PLAN

        The Board of Directors may at any time suspend or terminate the Plan. Options may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the Option was granted. The ministerial power of the Board of Directors to construe and administer any Options under Section 4 that are granted prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

21.      SAVINGS PROVISION

        With respect to all participants in the Plan, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 (or any successor provision) under the Exchange Act. To the extent any provision of the Plan or action by the Board of Directors fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Board of Directors.

22.      GOVERNING LAW

        The Plan, the Options granted hereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of New York from time to time in effect.

23.      PARTIAL INVALIDITY

        The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.


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